                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    ----------------------------------------

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 6, 2004



                         LIQUIDMETAL TECHNOLOGIES, INC.
             (Exact name of Registrant as Specified in its Charter)



           DELAWARE                         000-31332               20-0121262
(State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer
incorporation or organization)                                  Identification No.)

                        25800 COMMERCENTRE DR., SUITE 100
                              LAKE FOREST, CA 92630
               (Address of Principal Executive Offices; Zip Code)

       Registrant's telephone number, including area code: (949) 206-8000



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                         LIQUIDMETAL TECHNOLOGIES, INC.

                               AMENDMENT NO. 1 TO
                                    FORM 8-K


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 13, 2004, the Registrant filed a Form 8-K (the "Form 8-K") announcing that Deloitte & Touche LLP ("Deloitte") had notified the Registrant that they were resigning from the client-auditor relationship with the Registrant effective as of that date. As stated in the Form 8-K and as required by the rules and regulations of the SEC, the Registrant has provided Deloitte with a copy of the Form 8-K and has requested that Deloitte furnish the Registrant with a letter addressed to the SEC stating whether or not Deloitte agreed with the statements contained in the Form 8-K. A copy of Deloitte's response letter is attached hereto as Exhibit 16.1.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibit is filed as a part of this Form 8-K:

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
Exhibit Number             Description
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

16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated May 14, regarding change in certifying accountant.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                          LIQUIDMETAL TECHNOLOGIES, INC.



                          By: /s/ John Kang
                              ----------------------------------------
                               John Kang
                               Chairman, President, and Chief Executive Officer


Date: May 17, 2004



                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------

16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated May 14, regarding change in certifying accountant.




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